Supplement Dated January 13, 2023
To The Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, RETIREMENT LATITUDES®, PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, JACKSON PRIVATE WEALTH®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®, and DEFINED STRATEGIES VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

➢    Effective January 1, 2023, pursuant to the newly passed SECURE 2.0 Act of 2022, the age at which you must begin taking your Required Minimum Distributions (“RMDs”) from your tax-qualified contract has increased from 72 to 73. This change in triggering age for taking RMDs applies to you if you will attain age 72 after December 31, 2022. If you have reached age 72 prior to January 1, 2023, you are still required to use age 72 as the triggering age for RMDs.

You may wish to consult with your financial professional or personal tax advisor if you are impacted by this change.

______________________________
(To be used with JMV23537 04/22, JMV21086 04/22, JMV23538 04/22, JMV25288 04/22, JMV21451 04/22, JMV18691 04/22, JMV21452 04/22, VC5869 04/22, JMV8037 04/22, JMV8037BE 04/22, JMV18692 04/22, JMV7697 04/22, VC5890 04/22, VC4224 04/22, FVC4224FT 04/22, JMV8798 04/22, JMV9476 04/22, JMV9476WF 04/22, JMV16966 04/22, VC3656 04/22, VC3652 04/22, VC5995 04/22, and JMV2731 04/22)

VPS00001 01/23